UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number             811-21552

                    J.P. Morgan Access Multi-Strategy Fund, L.L.C.

(Exact name of registrant as specified in charter)

270 Park Avenue, Floor 22

                                           New York, NY10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta, Esq.

J.P. Morgan Investment Management Inc.

270 Park Avenue, Floor 9

                                             New York, NY 10017

(Name and address of agent for service)

Copy to:

Richard Horowitz, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: March 31

Date of reporting period: June 30, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments

June 30, 2014

(Unaudited)

Investment Fund	Cost ($)	Fair Value ($)	% of Members’ Capital	Liquidity (e)

Diversified
D.E. Shaw Composite Fund, L.L.C.	48,841,845	73,194,978	2.66	Quarterly
OZ Domestic Partners II, L.P.	207,000,000	236,645,388	8.55	Quarterly
Winton Diversified Futures Fund (US) L.P.	27,000,000	27,577,483	1.00	Monthly

Total	282,841,845	337,417,849	12.21

Event Driven - Core
Apollo Asia Opportunity Fund, L.P.	94,637	40,843	0.00 (a)	Side Pocket**
Corvex Partners LP	97,500,000	124,297,495	4.50	Quarterly
Deephaven Event Fund LLC	81,842	9,770	0.00 (a)	In Liquidation***
OZ Asia Domestic Partners, L.P.	59,411,063	56,976,918	2.06	Quarterly
Paulson Partners Enhanced, L.P.	157,288,093	190,488,262	6.90	Semi-Annual
Perry Partners, L.P.	102,000,000	107,719,820	3.90	Quarterly
Third Point Partners Qualified L.P. (b)	44,619,644	69,352,689	2.51	Quarterly
Tyrus Capital Event Fund, L.P.	4,137,940	5,801,924	0.21	Quarterly
ValueAct Capital Partners, L.P.	165,491	514,489	0.02	Side Pocket**

Total	465,298,710	555,202,210	20.10

Event Driven - Distressed
Caspian Select Credit Fund, L.P.	115,800,000	133,023,636	4.84	Quarterly
GSO Special Situations Fund L.P.	161,200,000	162,878,055	5.89	Quarterly
Strategic Value Restructuring Fund, LP	1,834,060	494,663	0.01	Side Pocket**
SVRF (Onshore) Holdings LLC	137,723	122,065	0.00 (a)	In Liquidation***
York Credit Opportunities Fund, L.P. (b)	187,650,000	224,914,873	8.13	Quarterly
York European Opportunities Fund LP	75,000,000	75,600,000	2.74	Quarterly

Total	541,621,783	597,033,292	21.61

Long/Short Equities
Black Bear Fund I, L.P.	90,769	144,625	0.00 (a)	In Liquidation***
Brahman Partners III, L.P.	118,850,000	143,992,597	5.20	Quarterly
Copper River Partners, L.P.	57,214	14,968	0.00 (a)	In Liquidation***
Glenview Institutional Partners, L.P. (b)	150,422,799	197,194,504	7.15	Quarterly*
JANA Partners Qualified, L.P.	162,000,000	167,018,500	6.05	Quarterly
Maverick Fund USA, Ltd. (b)	46,507,762	52,596,532	1.90	Monthly
Shannon River Partners II, LP	98,500,000	103,795,932	3.76	Quarterly

Total	576,428,544	664,757,658	24.06

Opportunistic/Macro
Black River Commodity Multi-Strategy Fund LLC	557,784	343,697	0.01	Side Pocket**
Brevan Howard L.P. (b)	46,579,919	47,480,156	1.71	Monthly
Caxton Global Investments (USA) LLC (b)	39,000,000	37,187,597	1.35	Quarterly
D.E. Shaw Oculus Fund, L.L.C. (b)	52,392,961	71,993,396	2.61	Quarterly

Total	138,530,664	157,004,846	5.68

The accompanying notes are an integral part of the Schedule of Investments.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

June 30, 2014

(Unaudited)

Investment Fund	Cost ($)		Fair Value ($)	% of Members’ Capital	Liquidity (e)

Relative Value
BlueMountain Long/Short Credit Fund Ltd.	51,929,047		55,501,136	2.01	Monthly
GoldenTree Partners, L.P. Side Pocket (b)	4,177,312		7,406,621	0.26	Side Pocket**
Good Hill SPV, Ltd.	213,659		195,711	0.01	Side Pocket**
Magnetar Capital Fund, LP	302,407		78,045	0.00 (a)	Side Pocket**
Magnetar Risk Linked Fund (US), Ltd.	518,993		967,456	0.03	Side Pocket**
Magnetar SPV LLC	33,045		40,751	0.00 (a)	In Liquidation***
Marathon Credit Opportunity Fund, L.P.	40,506,882		52,339,152	1.90	Quarterly
Rose Grove Partners I, LP	84,000,000		86,694,047	3.14	Quarterly
Waterfall Victoria Fund, L.P.	13,757		206,329	0.01	Side Pocket**

Total	181,695,102		203,429,248	7.36

Total Investments in Investment Funds	2,186,416,648		2,514,845,103	91.02

Short-Term Investment
Investment Company
JPMorgan Prime Money Market Fund,
Institutional Class Shares, 0.01% (b),(c),(d)	6,064,124		6,064,124	0.22	Daily

Total Investments	2,192,480,772	†	2,520,909,227	91.24

Other Liabilities, Less Other Assets			242,106,761	8.76

Members’ Capital			2,763,015,988	100.00

(a)	Amount rounds to less than 0.01%.
(b)	Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit.
(c)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2014.
(e)	Certain funds may be subject to an initial lockup period.
*	An amount less than 5% of this investment is currently in a side pocket.
**	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.
***

The Investment Fund is in the process of ceasing its operations or has created a special purpose vehicle to handle the orderly disposition of the underlying assets, which may result in J.P. Morgan Access Multi-Strategy Fund L.L.C.’s delayed receipt of redemption proceeds.

†	Aggregate cost for U.S. federal income tax purposes is substantially the same.

The accompanying notes are an integral part of the Schedule of Investments.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

June 30, 2014

(Unaudited)

Investment Strategy as a Percentage of Total Investments

Diversified	13.39%
Event Driven-Core	22.02%
Event Driven-Distressed	23.68%
Long/Short Equities	26.37%
Opportunistic/Macro	6.23%
Relative Value	8.07%
Short-Term Investment	0.24%

Total	100.00%

The management agreements of the general partners/managers provide for compensation to such general partners/managers in the form of management fees ranging from 1% to 3% annually of net assets and incentives of 15% to 30% of net profits earned.

The accompanying notes are an integral part of the Schedule of Investments.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Schedule of Investments June 30, 2014 (Unaudited)

1.   Valuation of Investments

The net asset value of J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) is determined as of the last day of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors (the “Board”). The Fund’s investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily is the net asset value determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

On a monthly basis, the Fund uses the net asset value to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end net asset value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements. Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets”, sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds, the value of its investment could fluctuate.

The Board has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s investments. JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan Chase, has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, JPMIM, J.P. Morgan Asset Management’s Legal, Compliance, Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding fair value measurements and/or providing recommendations for approval to the Board’s Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Schedule of Investments June 30, 2014 (Unaudited) (continued)

responsible for monitoring developments that may impact fair values and for discussing and assessing fair values on an ongoing, and at least a quarterly, basis with the VC and Board, as applicable. The appropriateness of fair values is assessed based on results of due diligence procedures performed on the valuation of the underlying Investment Funds.

Investments in other open-end investment companies are valued at such company’s net asset value per share as of the valuation date.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below

•	Level 1 inputs are quoted prices in active markets for identical securities;
•	Level 2 inputs are other significant observable inputs (including the Investment Fund’s ability to be redeemed within 3 months of the reporting date at fair value);
•

Level 3 inputs are significant unobservable inputs and include restrictions on redemptions of the Investment Funds due to terms of the investment or gates, suspensions, etc. imposed by the Investment Fund such that the Fund cannot redeem at fair value within 3 months of the reporting date.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input, by strategy, as presented on the Schedule of Investments:

Investments in Investment Funds	Total Fair Value at June 30, 2014	Level 1	Level 2	Level 3
Diversified	$337,417,849	$—	$337,417,849	$—
Event Driven - Core	555,202,210	—	302,635,871	252,566,339
Event Driven - Distressed	597,033,292	—	410,322,541	186,710,751
Long/Short Equities	664,757,658	—	585,292,084	79,465,574
Opportunistic/Macro	157,004,846	—	156,661,149	343,697
Relative Value	203,429,248	—	194,534,335	8,894,913
Short-Term Investment
Investment Company	6,064,124	6,064,124	—	—
Total Investments	$2,520,909,227	$6,064,124	$1,986,863,829	$527,981,274

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Schedule of Investments June 30, 2014 (Unaudited) (continued)

The following is a summary of each strategy for which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Strategy	Balance as of March 31, 2014	Transfers into Level 3 (a)	Transfers out of Level 3 (a)	Net realized gain / (loss)	Net change in unrealized appreciation / (depreciation)	Purchases	Sales	Balance as of June 30, 2014
Diversified	$286,939	$–	$(1,450)	$(232,874)	$265,924	$–	$(318,539)	$–
Event Driven - Core	265,743,340	–	(40,003,721)	(269,957)	8,415,657	25,000,000	(6,318,980)	252,566,339
Event Driven -
Distressed	119,452,166	–	(34,744,401)	–	2,002,986	100,000,000	–	186,710,751
Long/Short Equities	68,136,085	–	(19,615,386)	–	3,944,875	27,000,000	–	79,465,574
Opportunistic/Macro	367,980	–	–	–	(24,283)	–	–	343,697
Relative Value	8,300,838	–	–	280,423	857,728	–	(544,076)	8,894,913
Total	$462,287,348	$–	$(94,364,958)	$(222,408)	$15,462,887	$152,000,000	$(7,181,595)	$527,981,274

(a) The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are typically due to the Fund’s consideration of liquidity terms of its investments in the underlying Investment Funds and reflect the Fund’s ability (classified as Level 2) or inability (classified as Level 3) to redeem its investments in the underlying Investment Funds within 3 months from the measurement date. There were no transfers between Level 1 and Level 2 during the period ended June 30, 2014.

The change in unrealized appreciation/(depreciation) attributable to securities owned at June 30, 2014, which were valued using significant unobservable inputs (Level 3), is as follows:

Investments in Investment Funds	Net change in unrealized appreciation/ (depreciation)
Event Driven - Core	$8,415,657
Event Driven - Distressed	2,002,986
Long/Short Equities	3,944,875
Opportunistic/Macro	(24,283)
Relative Value	857,728

Total	$15,196,963

Diversified

Portfolio Managers utilizing this strategy use two or more of the below strategies. Investment Funds within this strategy are generally subject to 30 - 65 day redemption notice periods and have monthly to quarterly liquidity. Certain funds may have lock up periods of up to two years as of June 30, 2014.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Schedule of Investments June 30, 2014 (Unaudited) (continued)

Event Driven - Core

Portfolio Managers utilizing this strategy invest in securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy. Risk management and hedging techniques are typically employed by the Portfolio Managers to seek to protect the portfolio from deals that fail to materialize. In addition, accurately forecasting the timing of a transaction is an important element affecting the realized return. Portfolio Managers in this strategy may use leverage. Investment Funds within this strategy are generally subject to 60 - 90 day redemption notice periods. Less than 1 percent of the fair value of investments in Investment Funds in this strategy is in side pockets or liquidating trusts. The remaining Investment Funds have quarterly to annual liquidity. Certain funds may have lock up periods of up to one year as of June 30, 2014.

Event Driven - Distressed

Portfolio Managers utilizing this strategy invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and sub-performing bank loans, and emerging market debt. Portfolios are usually concentrated in debt instruments. The Portfolio Managers differ in their preference for actively participating in the workout and restructuring process and the extent to which they use leverage. Investment Funds within this strategy are generally subject to 30 - 90 day redemption notice periods. Less than 1 percent of the fair value of investments in Investment Funds in this strategy is in side pockets or liquidating trusts. The remaining Investment Funds have quarterly liquidity. Certain funds may have lock up periods of up to one year as of June 30, 2014.

Long/Short Equities

Portfolio Managers utilizing this strategy make long and short investments in equity securities that are deemed by the Portfolio Managers to be under or overvalued. The Portfolio Managers typically do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). The Portfolio Managers may specialize in a particular industry or may allocate holdings across industries. Although the strategy is more commonly focused on U.S. markets, a growing number of Portfolio Managers invest globally. Portfolio Managers in this strategy usually employ a low to moderate degree of leverage. Investment Funds within this strategy are generally subject to 45 - 70 day redemption notice periods. Less than 1 percent of the fair value of investments in Investment Funds in this strategy is in side pockets or liquidating trusts. The remaining Investment Funds have monthly to quarterly liquidity. Certain funds may have lock up periods of up to one year as of June 30, 2014.

Opportunistic/Macro

Portfolio Managers utilizing this strategy invest in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture. Most Portfolio Managers utilizing this strategy rely on a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures and options are often used for hedging and speculation in order to quickly position a portfolio to profit from changing markets. The use of leverage varies considerably. Investment Funds within this strategy are generally subject to 45 - 90 day redemption notice periods. Less than 1 percent of the fair value of investments in Investment Funds in this strategy is in side pockets. The remaining Investment Funds have monthly to quarterly liquidity. Certain funds may have lock up periods of up to one year as of June 30, 2014.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Schedule of Investments June 30, 2014 (Unaudited) (continued)

Relative Value

Portfolio Managers utilizing this strategy make simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). The Portfolio Managers attempt to neutralize long and short positions to minimize the impact of general market movements. Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. The types of instruments traded vary considerably depending on the Portfolio Manager’s relative value strategy. Because the strategy attempts to capture relatively small mis-pricings between two related securities, moderate to substantial leverage is often employed to produce attractive rates of return. Investment Funds within this strategy are generally subject to 45 - 95 day redemption notice periods. Approximately 4 percent of the fair value of investments in Investment Funds in this strategy is in side pockets or liquidating trusts. The remaining Investment Funds have monthly to semi-annual liquidity. Certain funds may have lock up periods of up to one year as of June 30, 2014.

Any restrictions noted above were imposed at various points throughout the year, at the discretion of the underlying Investment Funds and the time at which the restriction might lapse cannot be estimated.

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) J.P. Morgan Access Multi-Strategy Fund, L.L.C.

By (Signature and Title)* /s/ Robert L. Young
Robert L. Young, Principal Executive Officer
(principal executive officer)

Date 08/26/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert L. Young
Robert L. Young, Principal Executive Officer
(principal executive officer)

Date 08/26/14

By (Signature and Title)* /s/ Lauren A. Paino
Lauren A. Paino, Principal Financial Officer
(principal financial officer)

Date 08/26/14

*  Print the name and title of each signing officer under his or her signature.